UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 17, 2007


                         FRIENDLY ICE CREAM CORPORATION
             (Exact name of registrant as specified in its charter)


      MASSACHUSETTS                    001-13579                 04-2053130
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


    1855 BOSTON ROAD, WILBRAHAM, MA                                     01095
(Address of principal executive offices)                              (Zip Code)

   Registrant's telephone number, including area code: (413) 731-4000

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 17, 2007, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Freeze Operations Holding Corp. ("Parent") and Freeze Operations, Inc., a wholly owned subsidiary of Parent ("Merger Sub"), pursuant to which, subject to the satisfaction or waiver of the conditions therein, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation of the Merger (the "Merger").

Upon consummation of the Merger, (i) the Company will become a wholly owned subsidiary of Parent, (ii) each share of Company common stock issued and outstanding immediately prior to the consummation of the Merger (other than shares held in treasury by the Company or held by any wholly-owned subsidiary of the Company) will be converted into the right to receive $15.50 in cash (the "Merger Consideration"), (iii) each option to purchase Company common stock that is outstanding and unexercised immediately prior to the consummation of the Merger will be canceled and converted into the right to receive an amount in cash as provided in the Merger Agreement and (iv) each restricted share that is outstanding immediately prior to the consummation of the Merger will be canceled and converted into the right to receive, in respect of each underlying share of Company common stock, the Merger Consideration.

The transaction is conditioned upon clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, approval of the Company stockholders and other customary closing conditions.

In connection with the Merger, Parent entered into (i) a Stockholders Agreement, dated as of June 17, 2007, by and between Parent and S. Prestley Blake, (ii) a Stockholders Agreement, dated as of June 17, 2007, by and between Parent and Donald N. Smith, (iii) a Stockholders Agreement, dated as of June 17, 2007, by and between Parent and Kevin Douglas, (iv) a Stockholders Agreement, dated as of June 17, 2007, by and among Parent, The Lion Fund L.P., Biglari Capital Corp., Sardar Biglari, Western Sizzlin Corp. and Philip L. Cooley and (v) a Stockholders Agreement, dated as of June 17, 2007, by and between Parent and James E. Vinick (collectively, the "Stockholders Agreements"), pursuant to which the stockholders parties thereto have agreed to vote their shares of Company common stock in favor of approval of the Merger Agreement.

The Merger Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide you with information regarding the terms of the agreement and is not intended to modify or supplement any factual disclosures contained in the Company's public reports filed with the Securities and Exchange Commission (the "SEC"). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. The representations and warranties have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to close the transaction if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocates risk between the parties, rather than establishing matters as facts. The representations and warranties


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may also be subject to a contractual standard of materiality different from those generally applicable to stockholders.

Information set forth in Item 3.03 is incorporated by reference into this Item 1.01

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

IMPORTANT INFORMATION

This document may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, the Company will file with, or furnish, to the SEC all relevant materials, including a proxy statement on Schedule 14A. SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed to stockholders of the Company. Investors and security holders will be able to obtain the documents free of charge from the SEC's website, www.sec.gov, and from the Company's website, www.friendly.com.

The Company and its directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company's directors and executive officers is available in the Company's proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on April 7, 2006, and in the Company's Annual Report on Form 10-K for the period ended December 31, 2006, which was filed with the SEC on March 6, 2007. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with, or furnished to, the SEC when they become available.

ITEM 3.03.  MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

In connection with the Merger and pursuant to the Merger Agreement, the Company and The Bank of New York entered into an amendment ("Amendment No. 1") to the Rights Agreement, dated as of November 19, 1997, by and between the Company and The Bank of New York (the "Rights Agreement"). Pursuant to Amendment No. 1, the definition of an Acquiring Person in the Rights Agreement was amended to provide that Parent, Merger Sub and their respective affiliates and associates (the "Parent Group") would not become an Acquiring Person as a result of (A) the execution and delivery of the Merger Agreement, the Stockholders Agreements or any agreements, arrangements or understandings entered into by the Parent Group contemplated by the Merger Agreement; (B) the announcement of the Merger Agreement, the Stockholders Agreements or the Merger; (C) the consummation of the Merger; or (D) the consummation of the other transactions contemplated by


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the Merger Agreement upon the terms and conditions of the Merger Agreement (each event described in clauses (A), (B), (C) and (D) is referred to as an "Exempted Transaction"). In addition, the definitions of Distribution Date, Share Acquisition Date and Triggering Event (as defined in the Rights Agreement) have been amended such that none of a Distribution Date, a Share Acquisition Date or a Triggering Event shall be deemed to occur by virtue, or as a result, of any Exempted Transaction.

In addition, Amendment No. 1 amends the Rights Agreement to provide that the Rights (as defined in the Rights Agreement) shall expire on the earliest of (i) the close of business on the Final Expiration Date (as defined in the Rights Agreement), (ii) the time at which the Rights are redeemed as provided in the Rights Agreement, (iii) the time at which all exercisable Rights are exchanged as provided in the Rights Agreement and (iv) immediately prior to the effective time of the Merger, but only if such effective time shall occur. Amendment No. 1 also amends the Rights Agreement to provide that the Rights shall be terminated on the earlier of (i) the Final Expiration Date and (ii) immediately prior to the effective time of the Merger, but only if such effective time shall occur.

The foregoing description of Amendment No. 1 does not purport to be complete, and is qualified in its entirety by reference to such amendment, a copy of which is filed as Exhibit 4.1 hereto, and is incorporated herein by reference.The foregoing description of Amendment No. 1 does not purport to be complete, and is qualified in its entirety by reference to such amendment, a copy of which is filed as Exhibit 4.1 hereto, and is incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

On June 17, 2007, the Company announced that it had entered into the Merger Agreement by press release, a copy of which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

 Exhibit No.                            Description
 -----------                            -----------

Exhibit 2.1 Agreement and Plan of Merger, dated as of June 17, 2007, by and among Friendly Ice Cream Corporation, Freeze Operations Holding Corp. and Freeze Operations, Inc.

Exhibit 4.1 Amendment No. 1, dated as of June 17, 2007, to the Rights Agreement, dated as of November 19, 1997, by and between Friendly Ice Cream Corporation and The Bank of New York

Exhibit 99.1 Press release dated as of June 17, 2007, issued by Friendly Ice Cream Corporation




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 19, 2007

                               FRIENDLY ICE CREAM CORPORATION


                               By:  /s/  Paul V. Hoagland
                                  ------------------------------
                                  Paul V. Hoagland
                                  Executive Vice President of Administration
                                  and Chief Financial Officer
















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                                  EXHIBIT INDEX



 Exhibit No.                            Description
 -----------                            -----------

Exhibit 2.1 Agreement and Plan of Merger, dated as of June 17, 2007, by and among Friendly Ice Cream Corporation, Freeze Operations Holding Corp. and Freeze Operations, Inc.

Exhibit 4.1 Amendment No. 1, dated as of June 17, 2007, to the Rights Agreement, dated as of November 19, 1997, by and between Friendly Ice Cream Corporation and The Bank of New York

Exhibit 99.1 Press release dated as of June 17, 2007, issued by Friendly Ice Cream Corporation





















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